UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2020

HYCROFT MINING HOLDING CORPORATION

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(Exact name of Registrant as Specified in Its Charter)

Delaware --------------	001-38387 ----------	82-2657796 ------------------
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8181 E. Tufts Avenue, Suite 510 Denver, Colorado	80237
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(Address of principal executive offices)	(Zip Code)

(303) 524-1947

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(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	HYMC	The Nasdaq Capital Market

Warrants to purchase Common Stock	HYMCW	The Nasdaq Capital Market

Warrants to purchase Common Stock	HYMCZ	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 1, 2020, Hycroft Mining Holding Corporation (the “Company”) priced its public offering (the “Offering”) of 8,333,334 units (“Units”) (upsized from 7,220,000 Units), each unit consisting of one (1) share of the Company’s Class A Common Stock, par value $0.0001 per share (“Common Stock”), and one (1) warrant to purchase one (1) share of Common Stock. Warrants included in the Units have an exercise price of $10.50 per whole share. The Units were sold at a price of $9.00 per Unit. In connection with pricing of the Offering, the Company entered into that certain Underwriting Agreement, dated as of October 1, 2020 (the “Underwriting Agreement”), with BMO Capital Markets Corp., Stifel, Nicolaus & Company, Incorporated and Canaccord Genuity LLC, as representatives of the several underwriters named in Schedule I thereto. The Company has granted the underwriters an over-allotment option to purchase an additional 1,250,000 Units (which reflects the upsized amount). The Offering was made pursuant to the Company’s Registration Statement on Form S-1 (No. 333-248516), which was declared effective by the Securities and Exchange Commission on October 1, 2020, as well as an additional Registration Statement on Form S-1 filed with the SEC on October 2, 2020, which registered the upsized securities and was deemed immediately effective. The Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01	Other Events.

On October 2, 2020, the Company issued a press release announcing the upsizing and pricing of the Offering. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

The list of exhibits is set forth on the Exhibit Index of this Current Report on Form 8-K and is incorporated herein by reference.

EXHIBIT INDEX

Exhibit
Number	Description
1.1	Underwriting Agreement, dated as of October 1, 2020, among Hycroft Mining Holding Corporiation and BMO Capital Markets Corp., Stifel, Nicolaus & Company, Incorporated and Canaccord Genuity LLC, as representatives of the several underwriters named in Schedule I thereto

99.1	Press Release of Hycroft Mining Holding Corporation, dated October 2, 2020

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 2, 2020	Hycroft Mining Holding Corporation

	By:	/s/ Jeffrey Stieber
Jeffrey Stieber
Vice President and Interim Chief Financial Officer